EXHIBIT 10.1

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment Agreement”) is made effective as of December 23, 2021 (the “Effective Time”), notwithstanding the actual date of execution hereof, by and between the following parties:

Assignor:	SevenScore Pharmaceuticals, LLC, a Delaware limited liability company (hereinafter referred to as “Assignor”);

Assignee:	Regnum Corp., a Nevada Corporation (hereinafter referred to as “Assignee”); and

Counterparty:	CytoDyn Inc., a Delaware Corporation (hereinafter referred to as “Counterparty”)

WITNESSETH:

WHEREAS, on December 17, 2019, Counterparty and Vyera Pharmaceuticals, LLC, a Delaware limited liability company (hereinafter referred to as “Vyera”), entered into to that certain commercialization and license agreement listed in Exhibit A (as amended or otherwise modified from time to time, hereinafter referred to as the “Commercialization and License Agreement”);

WHEREAS, on December 17, 2019, Counterparty and Vyera, entered into that certain supply agreement listed in Exhibit A (as amended or otherwise modified from time to time, hereinafter referred to as the “Supply Agreement”);

WHEREAS, on October 29, 2020, Counterparty, Vyera and Assignor entered into that certain assignment and assumption agreement pursuant to which Vyera transferred, assigned and delegated to Assignor all of Vyera’s right, title, interest and duties in, to and under the Commercialization and License Agreement and the Supply Agreement and Assignor accepted such assignment and assumed any and all duties, obligations and liabilities of Vyera under the Commercialization and License Agreement and the Supply Agreement;

WHEREAS, Assignor desires to transfer, assign and delegate to Assignee all of Assignor’s right, title, interest and duties in, to and under the Commercialization and License Agreement and the Supply Agreement and Assignee desires to accept such assignment and to assume any and all duties, obligations and liabilities of Assignor under the Commercialization and License Agreement and the Supply Agreement pursuant to the terms of this Assignment Agreement;

WHEREAS, Assignor and Assignee are Affiliates, as defined in the Commercialization and License Agreement and the terms of the Commercialization and License Agreement provide that Assignor may assign the Commercialization and License Agreement without Counterparty’s consent to an Affiliate; and

WHEREAS, the terms of the Supply Agreement provide that no assignment of Assignor’s rights in and to the Supply Agreement to an Affiliate shall be effective without the prior written consent of Counterparty.

NOW, THEREFORE, in consideration of the foregoing premises and the following mutual promises, covenants, representations and agreements contained herein, the adequacy of which is hereby acknowledged:

(A)	Assignor and Assignee agree as follows:

	1.	Assignor hereby assigns unto Assignee, effective as of the Effective Time, the Commercialization and License Agreement and all of Assignor’s rights, title and interest thereunder, and hereby assigns and delegates to Assignee all of Assignor’s liabilities, duties and obligations in, to and under the Commercialization and License Agreement as of the Effective Time hereof.

	2.	Assignee hereby assumes the Commercialization and License Agreement and covenants and agrees effective as of the Effective Time, to observe, pay, perform, and discharge all duties, obligations and liabilities imposed upon Assignor under the Commercialization and License Agreement in every way as if the Assignee was a party thereto, including, but not limited to, all financial and indemnification obligations

	3.	The delivery of this Assignment Agreement by Assignor to Counterparty shall serve as an official notice of the assignment of the Commercialization and License Agreement in the terms described above. In the event that Counterparty does not execute this Assignment Agreement for purposes of Section B below, this Assignment Agreement shall remain valid as it relates to Assignor and Assignee in connection with this Section A.

	4.	The Commercialization and License Agreement is hereby amended to specifically make reference to the following being Assignee’s current address and all further communication delivered pursuant to the Agreement to Assignee shall be delivered to such address:

Regnum Corp.
Attention:	[***]
Address:	600 Third Avenue, 19th Floor
New York, NY 10016
Email:	[***]

with a copy to:	[***]
Address:	600 Third Avenue, 19th Floor
New York, NY 10016
Email:	[***]

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(B)	Assignor, Counterparty and Assignee agree as follows:

1.

Assignor hereby assigns unto Assignee, effective as of the Effective Time, the Supply Agreement and all of Assignor’s rights, title and interest thereunder, and hereby assigns and delegates to Assignee all of Assignor’s liabilities, duties and obligations in, to and under the Supply Agreement as of the Effective Time hereof.

2.

Counterparty hereby consents and agrees to the assignment of the Supply Agreement from Assignor to Assignee as of the Effective Time and Assignee hereby assumes the Supply Agreement and covenants and agrees effective as of the Effective Time, to observe, pay, perform, and discharge all duties, obligations and liabilities imposed upon Assignor under the Supply Agreement in every way as if the Assignee was a party thereto, including, but not limited to, all financial and indemnification obligations

3.

The Supply Agreement is hereby amended to specifically make reference to the following being Assignee’s current address and all further communication delivered pursuant to the Agreement to Assignee shall be delivered to such address:

Regnum Corp.
Attention:	[***]
Address:	600 Third Avenue, 19th Floor
New York, NY 10016
Email:	[***]

with a copy to:	[***]
Address:	600 Third Avenue, 19th Floor
New York, NY 10016
Email:	[***]

This Assignment Agreement may be executed in multiple counterparts and shall be legal and binding upon the parties hereto the same as if each and every named party executed all counterparts. If any one or more of the provisions of this Assignment Agreement is held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, then such provision or provisions only will be deemed to be null and void and of no force or effect and will not affect any other provision of this Agreement, and the remaining provisions of this Agreement will remain operative and in full force and effect and will in no way be affected, prejudiced or disturbed.

A facsimile of this Assignment Agreement shall be legal and binding the same as an originally executed version hereof. This Assignment Agreement is binding upon and shall inure to the benefit of Assignor, Assignee and Counterparty, their respective successors and assigns.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Assignment Agreement effective as of the Effective Time.

ASSIGNOR:

SEVENSCORE PHARMACEUTICALS, LLC

By:	/s/ Anne Kirby
Name:	Anne Kirby
Title:	CEO
1/3/2022

ASSIGNEE: REGNUM CORP.

By:	/s/ Anne Kirby
Name:	Anne Kirby
Title:	CEO
1/3/2022

COUNTERPARTY: CYTODYN INC.

By:	/s/ Nader Pourhassan
Name:	Nader Pourhassan
Title:	President & CEO

SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT

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EXHIBIT A

Attached Agreements

1. Commercialization and License Agreement, effective as of December 17, 2019, by and between the Assignor and Counterparty (the “Commercialization and License Agreement”).

2. Supply Agreement, effective as of December 17, 2019, by and between the Assignor and Counterparty (the “Supply Agreement”).